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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 11, 2000



                          ELITE INFORMATION GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      0-20034                   41-152214
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                            5100 West Goldleaf Circle
                          Los Angeles, California 90056
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (323) 642-5200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 2.  Acquisition or Disposition of Assets.

         On July 11, 2000, Elite Information Group, Inc. (the "Company"), through its wholly-owned subsidiary, LMI Acquisition Corporation ("LMAC"), acquired all of the outstanding capital stock of Law Manager, Inc. ("LMI"), pursuant to a Stock Purchase Agreement, dated as of July 7, 2000, by and between the Company, LMAC, LMI and Nicholas Puschak and Davood Tashayyod, as the sole shareholders of LMI. The aggregate consideration paid by the Company in exchange for all the outstanding capital stock of LMI consists of the following: (1) an initial closing payment of $10,850,000, plus or minus certain working capital payments and other adjustments to be determined after closing; and (2) payment of an additional $4,000,000 over a three year period commencing on the first anniversary of closing (subject to forfeiture or reduction if certain employees resign or are terminated for cause during the three year period and LMI fails to meet certain revenue targets). The consideration paid to date by the Company has been funded by the Company's existing cash reserves. The total consideration payable in the acquisition was determined through arm's length negotiations between representatives of the Company and LMI.

         Messrs. Puschak and Tashayyod, LMI's selling shareholders, will continue as officers and employees of the LMI business pursuant to employment agreements entered into with the Company.

         LMI is a software company that specializes in providing advanced case management, docketing, records management and e-commerce systems, as well as a full range of implementation services, to large law firms, corporate legal departments and government agencies. The Company intends to continue to operate the assets of LMI in the manner they were operated prior to the acquisition.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements

                  The financial statements and pro forma financial information required to be filed by Item 7 of Form 8-K in connection with the acquisition are not currently available. The Company anticipates that such financial statements and pro forma financial information will be filed on or about September 22, 2000.

         (b)      Exhibits

                  Exhibit 2 Stock Purchase Agreement between Elite Information Group, Inc., LMI Acquisition Corporation, Law Manager, Inc., Nicholas Puschak and Davood Tashayyod, dated as of July 7, 2000.

                  The Company agrees to furnish supplementally to the Commission upon request a copy of any Schedule or Exhibit to this Exhibit 2 omitted from the copy attached hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2000

                                 ELITE INFORMATION GROUP, INC.


                                 By:  /s/ Barry D. Emerson
                                      ------------------------------------------
                                      Barry D. Emerson
                                      Vice President and Chief Financial Officer



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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


         Documents filed under Item 7


         (b)      Exhibit 2   Stock Purchase Agreement between Elite Information
                              Group, Inc., LMI Acquisition Corporation, Law
                              Manager, Inc., Nicholas Puschak and Davood
                              Tashayyod, dated as of July 7, 2000.




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